SECURITIES  AND  EXCHANGE  COMMISSION

                         Washington,  D.C.  20549

                                FORM  8-K

                              CURRENT  REPORT

               Pursuant  to  Section  13  or  15(d)  of  the

                    Securities  Exchange  Act  of  1934


Date  of  Report  (Date  of  earliest
event  reported):  May  7,  2012

                             DISCOVERY ENERGY CORP.
                         f/k/a "Santos Resource Corp."
          (Exact name of registrant as specified in its Charter)

    Nevada                        000-53520                  98-0507846
(State or other jurisdiction (Commission File Number)       (IRS Employer
    of Incorporation)                                    Identification Number)

                         One Riverway Drive, Suite 1700
                              Houston, Texas 77056
                                  713-840-6495
        (Address and telephone number of principal executive offices, including zip code)

                            _______________________
              (Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

     [  ]     Written  communications  pursuant to Rule 425 under the Securities
Act  (17  CFR  230.425)

     [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17  CFR  240.14a-12)

     [ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange  Act   (17  CFR  240.14d-2(b))

     [ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange  Act  (17  CFR  240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     Effective May 7, 2012, Richard Pierce resigned from his position as a member of the Board of Directors of Discovery Energy Corp., f/k/a "Santos Resource Corp." ("Registrant"). His resignation was not a result of any disagreement with Registrant.

     Effective May 7, 2012, Registrant expanded its Board of Directors from two members to three members and elected Keith D. Spickelmier and William E. Begley to fill the newly created vacancies from such expansion and Mr. Pierce's resignation, to serve along with Keith J. McKenzie, who remains as the third director. Mr. Spickelmier was also elected as Registrant's Chairman of the Board.

     The following is the background of Registrant's new directors:

      KEITH D. SPICKELMIER - Mr. Spickelmier (age 50) is the Executive Chairman of Sintana Energy Inc. (SNN:TSX-V), a public company with oil and gas operations in South America, He was a founding partner of Northbrook Energy LLC, which subsequently completed a business combination with Sintana Energy (previously Drift Lake Resources). He was the founder and Chairman of Westside Energy, a company he grew from a start-up in May 2002 to US $200 million sale in 2008. Prior to joining Westside Energy, he was a partner with the law firm Verner, Liipfert, Bernhard, McPherson and Hand. From April 2001 through July 2003, Mr. Spickelmier was of counsel with the law firm Haynes and Boone, LLP. Mr. Spickelmier holds a B.A. from the University of Nebraska at Kearney and a J.D. from the University of Houston.

     WILLIAM E. BEGLEY - Mr. Begley (age 57) has been Registrant's Chief Financial Officer and Treasurer since January 2012. Mr. Begley has more than 25 years of energy industry and finance experience, and began his career with British Petroleum (BP). He has also held senior positions in energy banking with Solomon, Inc. and was recently President of Stone & Webster Management Consulting, specializing in the design and development of major energy projects. As a leading energy advisor in Australia, Mr. Begley was instrumental in the development of the liberalized natural gas markets in Australia and Victoria specifically, with Gas & Fuel Victoria, and in the development of VENCorp, the natural gas trading and scheduling exchange in Australia. Mr. Begley also has a strong background in leading major capital energy projects including LNG, Methanol, and related petro-chemical and gas monetization projects, which will complement ongoing company initiatives. He has also been involved in over $100 billion in energy related mergers and acquisitions, initially with Solomon, Inc. and more recently on an independent basis through WEB Gruppe GmbH. Mr. Begley recently served as Chief Financial Officer and Treasurer for Magellan Petroleum Corporation. His graduate JD/MBA studies are in international business and energy law. Mr. Begley graduated in 1976 with a B.A. from St. Michaels' College in Vermont.

     Registrant's Board of Directors has not established any standing committees, including an Audit Committee, Compensation Committee or a Nominating Committee. The Board of Directors as a whole undertakes the functions of those committees. The Board of Directors may establish one or more of these committees whenever it believes that doing so would benefit Registrant.

     Registrant has not established standard compensation arrangements for its directors, and the compensation, if any, payable to each individual for his or her service on Registrant's Board will be determined (for the foreseeable future) from time to time by the Board of Directors based upon the amount of time expended by each of the directors on Registrant's behalf.

ITEM  8.01  OTHER  EVENTS.

     AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION. In view of Registrant's procurement of the necessary consent to all of the proposals contained in Registrant's written consent solicitation statement, effective May 7, 2012 Registrant's Articles of Incorporation have been amended and restated. These Articles of Incorporation have been amended in the following respects:

     1.     Registrant's  corporate  name  has been changed to "Discovery Energy
            Corp."
     2. The number of Registrant's authorized shares of common stock increased from 75.0 million 500.0 million.
     3. Ten million shares of what is generally known as "blank check" preferred stock were created.

     Registrant's Articles of Incorporation were restated to consolidate its original provisions with the preceding amendments. A copy of Registrant's First Amended and Restated Articles of Incorporation is attached hereto as an exhibit, and this document will constitute Registrant's charter document for the future.

     COMPLETION OF PRIVATE PLACEMENT. Registrant closed its private placement of shares of its common stock ("Shares"), $.001 par value, as of the end of April 2012. As of the conclusion of this offering, Registrant had sold an aggregate of 10,070,000 Shares for aggregate cash offering proceeds of $1,258,750. The Shares were issued to a total of 23 investors, all of whom are accredited. This Report is neither an offer to sell nor the solicitation of an offer to buy the Shares or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

     The issuances of 8.7 million of the Shares described above are claimed to be exempt pursuant to Section 4(2) of the Securities Act of 1933 (the "Securities Act") and Rule 506 of Regulation D under the Securities Act. No advertising or general solicitation was employed in offering these securities. The offering and sale was made only to accredited investors (all of whom are individuals residing or entities based in the State of Texas), and subsequent transfers were restricted in accordance with the requirements of the Securities Act. The issuances of 1.37 million of the Shares described above are claimed to be exempt pursuant to Regulation S under the Securities Act. The offer or sale is made only to persons (each of whom was not a "U.S. person") in an "offshore transaction," no "directed selling efforts" were made in the United States, and "offering restrictions" were implemented (each of the preceding terms in quotation marks being defined in Regulation S).

     None of the securities the issuances of which are described above were registered under the Securities Act, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from registration requirements.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)  Exhibits

     3.1     First  Amended  and  Restated  Articles  of  Incorporation
     3.2     Specimen  stock  certificate

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DISCOVERY ENERGY CORP.
                                       f/k/a Santos Resource Corp.
                                       (Registrant)

Date:  May 11,  2012                   By:  /s/  Keith  J.  McKenzie
                                       -----------------------------
                                                 Keith  J.  McKenzie,
                                                 Chief  Executive  Officer